UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2024

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 650, Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
9.00% Senior Notes due 2027	SWKHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, Yvette Heinrichson, the Chief Financial Officer and principal financial and accounting officer of SWK Holdings Corporation (the “Company”), notified the Company of her decision to resign, effective February 13, 2024 (the “Effective Date”). Ms. Heinrichson’s decision to resign from the Company was not the result of any disagreement with the Company or its independent registered public accountants on matters relating to the Company’s financial or accounting operations, policies or practices. Joe D. Staggs, the Company’s President and Chief Executive Officer, will assume the responsibilities of principal financial and accounting officer on an interim basis. The Company has commenced an executive search for a new Chief Financial Officer.

Ms. Heinrichson and the Company have entered into a Consulting Agreement (the “Consulting Agreement”), pursuant to which Ms. Heinrichson will remain with the Company as a part-time consultant through the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 or as otherwise mutually agreed to between Ms. Heinrichson and the Company.  During the consulting period, Ms. Heinrichson will assist with the transition of her responsibilities to the Company’s executive management team and to any successor. Ms. Heinrichson will be compensated at an agreed upon hourly rate for her services, and will continue to receive certain benefits.

The foregoing summary of the Consulting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Consulting Agreement, which Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the three months ended March 31, 2024.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SWK Holdings Corporation

Dated: February 5, 2024	By:	/s/ Joe D. Staggs
Joe D. Staggs
President and Chief Executive Officer